UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 20, 2001
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated April
20, 2001 attached as Exhibit 20, relating to the Company's announcement that its stock will begin trading on the Nasdaq SmallCap Market on April 23, 2001.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated April
20, 2001 attached as Exhibit 20, relating to the Company's announcement that its stock will begin trading on the Nasdaq SmallCap Market on April 23, 2001.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     April 23, 2001                /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated April 20, 2001

Exhibit 20


NEWS RELEASE


FOR IMMEDIATE RELEASE
April 20, 2001

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

GREAT AMERICAN BANCORP, INC. STOCK TO
BEGIN TRADING ON THE NASDAQ SMALLCAP MARKET ON
MONDAY, APRIL 23, 2001

Champaign, Illinois - Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, today announced that its stock would begin trading on the Nasdaq SmallCap Market on Monday, April 23, 2001. The Company's stock currently trades on the Nasdaq National Market under the symbol "GTPS" and will continue to trade on the Nasdaq SmallCap Market under the symbol "GTPS." The move to the Nasdaq SmallCap Market resulted from having a public float below the required minimum of 750,000 shares.

First Federal Savings Bank of Champaign-Urbana is headquartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.


###
GTPS-pr-2001-06